UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2012

RENTECH, INC.

(Exact name of registrant as specified in its charter)

Colorado	001-15795	84-0957421
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

10877 Wilshire Boulevard, Suite 600
Los Angeles, California		90024
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (310) 517-9800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 to the Current Report on Form 8-K (this “Form 8-K/A”) of Rentech, Inc., a Colorado corporation (the “Company”), which was originally filed with the Securities and Exchange Commission on November 5, 2012 (the “Form 8-K”), is being filed solely to include the financial statements and pro forma financial information required by Item 9.01 which were excluded from the Form 8-K pursuant to Items 9.01(a) and 9.01(b). Except as described in this Explanatory Note, no other information in the Form 8-K is modified or amended hereby. Capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed to them in the Form 8-K.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial statements of Businesses Acquired

The following restated, audited financial statements of Agrifos Fertilizer L.L.C. (“Agrifos”) are included in this Form 8-K/A as Exhibit 99.1 and incorporated herein by reference in this Item 9.01:

Independent Auditors’ Report

Statements of Financial Position as of December 31, 2011 and December 31, 2010, as restated

Statements of Operations for the years ended December 31, 2011, December 31, 2010 and December 31, 2009, as restated

Statements of Changes in Member’s Equity and Accumulated Other Comprehensive Income (Loss) as of December 31, 2011, December 31, 2010 and December 31, 2009, as restated

Statements of Cash Flows for the years ended December 31, 2011, December 31, 2010 and December 31, 2009, as restated

Notes to Financial Statements

The following restated, unaudited condensed financial statements of Agrifos are included in this Form 8-K/A as Exhibit 99.2 and incorporated herein by reference in this Item 9.01:

Condensed Statements of Financial Position as of September 30, 2012 and December 31, 2011, as restated

Condensed Statements of Operations for the nine months ended September 30, 2012 and September 30, 2011, as restated

Statements of Comprehensive Income (Loss) for the nine months ended September 30, 2012 and September 30, 2011, as restated

Condensed Statements of Changes in Member’s Equity and Other Comprehensive Loss as of September 30, 2012, as restated

Condensed Statements of Cash Flows for the nine months ended September 30, 2012 and September 30, 2011, as restated

Notes to Condensed Financial Statements

(b) Pro Forma Financial Information

The following unaudited pro forma condensed combined financial statements are included in this Form 8-K/A as Exhibit 99.3 and incorporated herein by reference in this Item 9.01:

Unaudited Pro Forma Condensed Combined Balance Sheets as of September 30, 2012

Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended September 30, 2011

Unaudited Pro Forma Condensed Combined Statement of Operations for the three months ended December 31, 2011

Unaudited Pro Forma Condensed Combined Statement of Operations for the nine months ended September 30, 2012

Notes to Unaudited Pro Forma Condensed Combined Financial Statements

(c) Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description of Exhibit

23.1	Consent of Independent Accountants.

99.1	Restated, audited financial statements of Agrifos as of December 31, 2011 and December 31, 2010, and for the years ended December 31, 2011, December 31, 2010 and December 31, 2009.

99.2	Restated, unaudited condensed financial statements of Agrifos as of September 30, 2012 and December 31, 2011, and for the nine months ended September 30, 2012 and September 30, 2011.

99.3	Unaudited pro forma condensed combined financial statements as of September 30, 2012, for the year ended September 30, 2011, for the three months ended December 31, 2011 and for the nine months ended September 30, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENTECH, INC.
January 14, 2013
/s/ Dan J. Cohrs
Name: Dan J. Cohrs
Title: Chief Financial Officer